UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2024

iWALLET CORP

(Exact name of registrant as specified in its charter)

NV	000-56347	27-1830013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Ryland St., Ste. 200A Reno, NV		89502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(858) 610-2958

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.Unregistered Sales of Equity Securities.

On October 30, 2024, the Company issued 1,000,000 shares of Series B Preferred Stock to Steven Cabouli, the Company’s CEO, in consideration of Mr. Cabouli’s provision of executive services to the Company for the period from May 1, 2023, through October 15, 2024. The issuance of these shares was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transaction did not involve a public offering.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWALLET CORP

Date: November 4, 2024

By: /s/ Steven Cabouli
Steven Cabouli
Chief Executive Officer